UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2015

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia	23607
(Address of principal executive offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Huntington Ingalls Industries, Inc. (the “Company”) has announced that Barbara A. Niland, Corporate Vice President, Business Management, and Chief Financial Officer, will retire from the Company effective as of March 1, 2016. The Company also announced that Christopher D. Kastner, 52, has been elected by the board of directors to succeed Ms. Niland as Corporate Vice President, Business Management, and Chief Financial Officer effective upon Ms. Niland’s retirement.

Since August 2012, Mr. Kastner has served as Corporate Vice President and General Manager, Corporate Development. Prior to that and following the Company’s spin-off from Northrop Grumman Corporation in March 2011, he served as Vice President and Chief Financial Officer of the Company’s Ingalls Shipbuilding business segment. Prior to the spin-off, Mr. Kastner served as Vice President, Business Management, and Chief Financial Officer of Northrop Grumman Shipbuilding, Gulf Coast from 2008 and served as Vice President, Contracts and Risk Management of Northrop Grumman Ship Systems from 2006 to 2008. Prior to that, he held several positions at other Northrop Grumman businesses, including Corporate Director of Strategic Transactions. Mr. Kastner holds a B.A. in Political Science from the University of California at Santa Barbara and an M.B.A. from Pepperdine University.

Mr. Kastner currently receives annual grants of restricted performance stock rights (“RPSRs”) under the Company’s 2012 Long-Term Incentive Stock Plan (“LTIP”), described in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders filed on March 19, 2015 (the “Proxy Statement”), and participates in the Company’s cash Annual Incentive Plan (“AIP”), described in the Proxy Statement. The target RPSR grants to Mr. Kastner under the LTIP and his target cash bonus amount under the AIP in his new position have not been determined.

Mr. Kastner has no family relationships with any executive officer, director or other employee of the Company, and he has no material interest in any transaction or proposed transactions of the Company.

A copy of the press release announcing Ms. Niland’s retirement and Mr. Kastner’s election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: October 30, 2015	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary